UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2005

SeaBright Insurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51124	56-2393241
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2101 4th Avenue, Suite 1600
Seattle, Washington 98121
(Address of principal executive offices, including zip code)

206-269-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

        On November 2, 2005, the Compensation Committee of the Board of Directors (the “Board”) of SeaBright Insurance Holdings, Inc. (the “Company”) adopted the 2005 Bonus Plan (the “Plan”) to provide a positive incentive to achieve and exceed the Board-approved budget goals and to complement the Company’s overall “pay for performance” compensation program. Each of the Company’s managers and executive officers are eligible to participate in the Plan, including the Company’s Chief Executive Officer (the “CEO”) and the four most highly compensated executive officers other than the CEO who were serving as executive officers at the end of the Company’s 2004 fiscal year.

        The Plan consists of the following three benchmarks of achievement:

•	Threshold – adjustment to target value at which a reduced bonus pool is earned and below which no bonus pool is earned.

•	Target – the value at which a full bonus pool is earned and is equal to the Board-approved after-tax GAAP profit for the year, adjusted to exclude all capital gains and losses.

•	Maximum – the value at which the maximum bonus pool is earned which is capped at 200% of the pool earned target.

        Each bonus-qualified position that is eligible for participation in any pool that may be earned has a pre-designated percentage that is applied against base salary. The bonus percent tiers are: 15% at target; 20% at target; 30% at target; 40% at target; 50% at target; and 65% at target.

        Board-approved corporate after-tax earnings, adjusted for the elimination of capital gains and losses, must be achieved within the Board-approved values before a bonus pool is established. Approved earnings are inclusive of bonus payments at target. If a “bonus pool” is earned, individual bonus amounts are calculated based upon the accomplishment of individual pre-agreed business unit or department quantitative goals, plus selected individual personal achievement goals. The bonus of an officer who is an Executive Vice President or Chief Financial Officer shall depend solely upon the accomplishment of the corporate “target” threshold or maximum.

        The Plan is attached hereto as Exhibit 10.1.

Item 9.01.   Financial Statements and Exhibits.

      (c) Exhibits

        The list of exhibits in the Exhibit Index to this report is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEABRIGHT INSURANCE HOLDINGS, INC.
By:	/s/ Joseph S. De Vita
Joseph S. De Vita
Senior Vice President, Chief Financial Officer and Assistant Secretary

November 3, 2005

EXHIBIT INDEX

Exhibit
No.	Description
10.1	SeaBright Insurance Holdings, Inc. Bonus Plan 2005